Exhibit 10.3
Date 16 December 2008
ARLINGTON TANKERS LTD.,
as Borrower
– and –
COMPANION LTD., COMPATRIOT LTD., CONCEPT LTD., CONCORD LTD., CONSUL LTD.,
CONTEST LTD., VICTORY LTD. AND VISION LTD.,
as Guarantors
– and –
THE ROYAL BANK OF SCOTLAND PLC
as Lender

AMENDING AGREEMENT

Watson, Farley & Williams
London

THIS AMENDING AGREEMENT is made on 16 December 2008
BETWEEN:
(1)	ARLINGTON TANKERS LTD., a company incorporated in Bermuda whose registered office is at Cannon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda (the “Borrower”); and

(2)	COMPANION LTD., COMPATRIOT LTD., CONCEPT LTD., CONCORD LTD., CONSUL LTD., CONTEST LTD., VICTORY LTD. AND VISION LTD., each being a company incorporated in Bermuda whose registered office is at Cannon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda (together the “Guarantors” and each a “Guarantor”); and

(3)	THE ROYAL BANK OF SCOTLAND PLC, acting through its office at Shipping Business Centre, 5-10 Great Tower Street, London EC3P 34X (the “Lender”).
BACKGROUND:
(A)	The Borrower and the Lender are party to a loan agreement dated 12 December 2005. Each Guarantor, which is a shipowning subsidiary of the Borrower, has guaranteed the Borrower’s obligations and granted security in favour of the Lender, all as described in the said loan agreement.

(B)	By an Agreement and Plan of Merger and Amalgamation dated as of August 5, 2008 entered into among, inter alia, the Borrower and General Maritime Corporation, the terms and conditions were agreed for the combination of the Borrower and General Maritime Corporation.

(C)	Such combination will involve, as regards the Borrower:
(i)	the amalgamation under Bermuda law of the Borrower with Archer Amalgamation Limited, a company incorporated in Bermuda and a subsidiary of Galileo Holding Corporation, a corporation incorporated in the Republic of the Marshall Islands;

(ii)	the shares in the resulting amalgamated company being owned by Galileo Holding Corporation (with the shares in a Marshall Islands corporation following the merger of General Maritime Corporation into a merger subsidiary of Galileo Holding Corporation being also owned by Galileo Holding Corporation);

(iii)	the shares in Galileo Holding Corporation (which will be re-named “General Maritime Corporation”) being owned by the previous shareholders of the Borrower and General Maritime Corporation in the respective proportions of 27% and 73%.
(D)	The combination referred to above requires the Lender’s consent pursuant to the provisions of the said loan agreement, in particular clauses 12.2, 12.3 and 17.1(h) thereof and was consented to by the Lender on a conditional basis pursuant to letters dated 5 August, 2 September and 23 September 2008 (the “Consent Letters”).

(E)	This Agreement is entered into pursuant to the Consent Letters and sets out the terms on which the Loan Agreement and the other Finance Documents are to be consequentially amended and/or restated.
NOW IT IS HEREBY AGREED as follows:
1	DEFINITIONS

1.1	Defined expressions. In this Agreement words and expressions defined in the Loan Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions. In this Agreement unless the context otherwise requires:

“Amalgamated Company” has the meaning given in the Combination Agreement;

“Amended and Restated Loan Agreement” means the Loan Agreement as it is to be amended and restated in accordance with Clause 3.1 and the Appendix to this Agreement;

“Archer Amalgamation” has the meaning given in the Combination Agreement;

“Closing” has the meaning given in the Combination Agreement;

“Combination” means the merger and amalgamation described in the Combination Agreement to be completed on Closing;

“Combination Agreement” means the Agreement and Plan of Merger dated as of August 5, 2008 entered into among the Borrower, Galileo Holding Corporation, Archer Amalgamation Limited, Galileo Merger Corporation and General Maritime Corporation;

“Loan Agreement” means the loan agreement first referred to in Recital (A).

1.3	Interpretation. Clauses 1.2 to 1.6 of the Loan Agreement shall apply to this Agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

2	DELIVERY OF DOCUMENTS

2.1	Documents and evidence. The Borrower undertakes with the Lender to deliver or procure delivery of the documents and evidence listed in Schedule 1 in form and substance satisfactory to the Lender on or promptly following execution of this Agreement and prior to Closing.

2.2	Delayed Closing. If Closing is to take place more than 10 days after the date of this Agreement, the Borrower shall deliver or procure delivery to the Lender of such applicable updated or bringdown documents and evidence of the type listed in Schedule 1 as the Lender shall, by not less than two Business Days’ written notice to the Borrower, require, acting reasonably.

2.3	Confirmation of consent. The Lender confirms (i) its consent on the terms of the Consent Letters and (ii) that the execution of this Agreement and delivery of the documents and evidence in accordance with this Clause 2 shall satisfy the conditions in the Consent Letters.

3	AMENDMENTS AND CONFIRMATION

3.1	Loan Agreement. On Closing the Loan Agreement shall be and hereby is amended and restated in the form of the Appendix to this Agreement. The execution of this Agreement by the Borrower and the Lender shall evidence their respective agreement to the Loan Agreement taking effect in such amended and restated form.

3.2	Confirmation. The Borrower and each of the Guarantors confirms and agrees that:

(a)	all obligations and security under the Finance Documents shall continue in full force and effect in respect of the Borrower’s obligations under the Amended and Restated Loan Agreement and in respect of the Master Agreement Liabilities notwithstanding the Combination, and it is acknowledged that, by operation of Bermuda law, upon the Archer Amalgamation, all obligations of the Borrower shall become obligations of the Amalgamated Company;

(b)	with effect from Closing, all references in the Finance Documents:
(i)	to the Loan Agreement (and expressions such as “thereby” and “thereunder”) shall be construed as references to the Amended and Restated Loan Agreement; and

(ii)	to the Borrower (however described) shall be construed as reference to the Amalgamated Company; and
(c)	with effect from Closing, each Guarantee shall be amended as follows:
(i)	by changing the address of the Guarantor’s registered office to the same address as appears for the Borrower in the Amended and Restated Loan Agreement;

(ii)	by adding in clause 11.2 reference to a place of business at 299 Park Avenue, New York, NY 10171; and

(iii)	by amending clause 11.18 so as to read:

“The Guarantor will maintain its place of business, and keep its corporate documents and records, at its registered office in Bermuda from time to time.”;
(d)	save for the amendments made by the above provisions of this Clause 3 and for such further amendments of a consequential and minor nature as shall be necessary to give effect to this Agreement, the Finance Documents shall continue in full force and effect following the Combination. This Agreement shall be a Finance Document.
4	REPRESENTATIONS AND WARRANTIES

4.1	Representations. The representations and warranties set out in clause 10 of the Loan Agreement, and any representations and warranties contained in any of the other Finance Documents, shall be repeated by the relevant party for the benefit of the Lender on the date of this Agreement and on Closing, with references in any such representations and warranties as so repeated to any Finance Document being deemed, where the context permits, to be references to the same as amended, supplemented and/or restated by this Agreement (and so that the representation and warranty in clause 10.15 of the Loan Agreement shall for this purpose refer to the latest audited or unaudited financial statements delivered to the Lender pursuant to clause 11.6 of the Loan Agreement).

5	MISCELLANEOUS

5.1	Notices. The notice provisions of the Loan Agreement and the Finance Documents shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein.

5.2	Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

5.3	Benefit. This Agreement shall be binding upon and enure to the benefit of each party hereto and each of their respective successors in title and permitted assigns.

5.4	Expenses. The Borrower shall reimburse the Lender on demand all legal fees and expenses (and Taxes thereon) incurred by it in connection with the negotiation, execution and implementation of this Agreement.

5.5	Fee. The Borrower shall pay to the Lender a fee of $344,250 as a condition to the Lender’s execution of the Consent.

5.6	Margin. For the avoidance of doubt, the Margin specified in the Amended and Restated Loan Agreement shall take effect from the day after Closing, irrespective of whether that day is the first day of an Interest Period.

5.7	No third party rights. No provision of this Agreement is enforceable under the Contract (Rights of Third Parties) Act 1999 by a person who is not a party to it.

5.8	Further assurance. The Borrower and the Guarantors shall execute any and all such further documents and take all such further actions as the Lender may require, acting reasonably, in order to ensure that the rights and security of the Lender under the Finance Documents continue in full force and effect following implementation of the matters referred to in this Agreement.

6	LAW AND JURISDICTION

6.1	Law. This Agreement is governed by and shall be construed in accordance with English law.

6.2	Submission to jurisdiction. The submission to jurisdiction provisions and agent for service appointments of the Loan Agreement (in the case of the Borrower) and each Guarantee (in the case of each Guarantor) shall apply to this Agreement as if, mutatis mutandis, set out in full.
IN WITNESS whereof the parties have caused this Agreement to be duly executed and delivered as a deed on the date first above written.

SCHEDULE 1
DOCUMENTS AND EVIDENCE
(Referred to in Clause 2)
1	A certified copy of the certificate of incorporation and the constitutional documents, of the Borrower and each Guarantor or confirmation (where relevant and to the extent previously supplied by such parties) from such parties that their respective constitutional documents have not changed since December 2005.

2	A certified copy of the resolutions of the Borrower and each Guarantor (together with a certified copy of any power of attorney or other evidence of authority of its signatory) approving and authorising the execution, delivery and performance of this Agreement and authorising a person or persons to sign or otherwise attest the due execution of such document and any other documents to be executed or delivered by it.

3	Confirmation that all consents, licences, approvals or authorisations of any governmental or other authority, bureau or agency required by the Borrower or any Guarantor for the following have been obtained or evidence that no such consents, licences, approvals or authorisations are required: (i) the Combination except for any which are necessary to effect the Combination and any which by the terms of the Combination Agreement are required after the Combination or (ii) the execution, delivery, performance, validity or enforceability of this Agreement.

4	Pro-forma copies of the certificate of amalgamation and the memorandum of association and bye-laws of the Amalgamated Company as they will be in effect upon the Archer Amalgamation.

5	A certified, true, complete and up-to-date copy of the Combination Agreement.

6	Evidence that the representations and warranties in Clause 4 are true and correct.

7	Evidence that any necessary consents to the Combination required from any third party have been given except for consents, if any, the absence of which would not be reasonably likely to have a material adverse effect on the Combination.

8	A favourable legal opinion from Cox Hallett Wilkinson on matters of Bermuda law.

9	Payment to the Lender of the fee referred to in Clause 5.5 of this Agreement.

10	Evidence that Closing will take place on or prior to March 31 2009.

EXECUTION PAGE[S]

BORROWER

EXECUTED AND DELIVERED	)
as a Deed by	)
)
for and on behalf of	)
ARLINGTON TANKERS LTD.	)
in the presence of:	)

GUARANTORS

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
COMPANION LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
COMPATRIOT LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
CONCEPT LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
CONCORD LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
CONSUL LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
CONTEST LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
VICTORY LTD.	)
in the presence of:	)

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
VISION LTD.	)
in the presence of:	)

LENDER

EXECUTED AND DELIVERED	)
as a Deed by	)
for and on behalf of	)
THE ROYAL BANK OF	)
SCOTLAND PLC	)
in the presence of:	)

APPENDIX
AMENDED AND RESTATED LOAN AGREEMENT

Notes:	(i)	for ease of reference, the Amended and Restated Loan Agreement is marked to show the changes from the Loan Agreement as originally executed

	(ii)	the conditions precedent and drawdown provisions have been retained but are of historic significance only as at the date of the amendment and restatement